Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 18, 2008 (this “Agreement”), is entered into among BRADY CORPORATION, a Wisconsin corporation (the “Company”), BRADY WORLDWIDE, INC., a Wisconsin corporation (“Worldwide”), and TRICOR DIRECT, INC., a Delaware corporation (“Tricor”, together with the Company and Worldwide, the “Borrowers”), the guarantors identified on the signature pages hereto as Guarantors (the “Guarantors”), the lenders identified on the signature pages hereto as Lenders (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
     A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of October 5, 2006 (as amended from time to time, the “Credit Agreement”).
     B. The parties to the Credit Agreement have agreed to amend the Credit Agreement as provided herein.
     C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.
AGREEMENT
     1. Amendments.
     (a) Maturity Date. The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Maturity Date” means March 18, 2013; provided, however that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
     (b) Joinder of Visual Wear LLC, DAWG, Inc. and Sorbent Products Company, Inc. Notwithstanding anything in the Credit Agreement to the contrary (including Section 7.12 thereof), the Loan Parties shall not be required to cause any of Visual Wear LLC, DAWG, Inc. or Sorbent Products Company, Inc. to become a Guarantor prior to September 30, 2008.
     2. Effectiveness; Conditions Precedent. This Agreement shall be effective as of the date hereof when all of the conditions set forth in this Section 2 shall have been satisfied in form and substance satisfactory to the Administrative Agent.
     (a) Execution and Delivery of Agreement. The Administrative Agent shall have received copies of this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent.

     (b) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender, an amendment fee equal to 0.075% of such Lender’s Commitment.
     (c) Fees and Expenses. Payment of all fees and expenses owed by the Borrowers to the Administrative Agent.
     3. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents.
     4. Authority/Enforceability. Each Loan Party represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
     (b) This Agreement has been duly executed and delivered by each Loan Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.
     (d) The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.
     5. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     7. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original.
     8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	BRADY CORPORATION,
a Wisconsin corporation

	By:	/s/ Barbara G. Bolens
	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

BRADY WORLDWIDE, INC.,
a Wisconsin corporation

	By:	/s/ Barbara G. Bolens

	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

TRICOR DIRECT, INC.,
a Delaware corporation

	By:	/s/ Barbara G. Bolens

	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

GUARANTORS:	BRADY INTERNATIONAL CO.,
a Wisconsin corporation

	By:	/s/ Barbara G. Bolens

	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

BRADY INVESTMENT CO.,
a Nevada corporation

	By:	/s/ Ivan Farris

	Name:	Ivan Farris
	Title:	President

WORLDMARK OF WISCONSIN, INC.,
a Delaware corporation

	By:	/s/ Barbara G. Bolens

	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

TRUMED TECHNOLOGIES, INC.,
a Minnesota corporation

	By:	/s/ Barbara G. Bolens

	Name:	Barbara G. Bolens
	Title:	Vice President and Treasurer

PERMAR SYSTEMS, INC.
(d/b/a/ Electromark),
a New York corporation

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

AIO HOLDING, INC,
(d/b/a Personnel Concepts),
a Delaware corporation

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

STOPWARE, INC.
a California corporation

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

DUAL CORE LLC,
a Wisconsin limited liability company
(f/k/a Identicard Systems Worldwide, Inc.,
a Pennsylvania corporation)

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

BRADY PEOPLE IDENTIFICATION LLC
a Wisconsin limited liability company

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

COMPREHENSIVE IDENTIFICATION PRODUCTS, INC.
a Massachusetts corporation

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

PV ACQUISITIONS LLC
a Delaware limited liability company

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

BRADY MEXICO HOLDING LLC
a Delaware limited liability company

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

BRADY PRECISION CONVERTING, LLC
a Wisconsin limited liability company

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

CLEMENT COMMUNICATIONS, INCORPORATED
a Pennsylvania corporation

By:	/s/ Barbara G. Bolens

Name:	Barbara G. Bolens
Title:	Vice President and Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Michael Brashler

	Name:	Michael Brashler
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Steven K. Kessler

	Name:	Steven K. Kessler
	Title:	Senior Vice President

HARRIS N.A.,
as a Lender

	By:	/s/ Christopher C. Cavaiani

	Name:	Christopher C. Cavaiani
	Title:	Vice President

M &I MARSHALL & ILSLEY BANK,
as a Lender

	By:	/s/ Leo D. Freeman

	Name:	Leo D. Freeman
	Title:	Senior Vice President

	By:	/s/ James R. Miller

	Name:	James R. Miller
	Title:	Senior Vice President

PNC BANK, N.A.,
as a Lender

	By:	/s/ W.J. Bowne

	Name:	W.J. Bowne
	Title:	Managing Director

WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ Paul J. Hennessy

	Name:	Paul J. Hennessy
	Title:	Vice President